UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

IMMUNOCLIN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54738	32-0337695
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1420 N Street, Suite 102, Washington, DC 20005, USA

(Address of Principal Executive Office) (Zip Code)

202-838-8141

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2016, the Board of Directors of Immunoclin Corporation, a Nevada corporation (the “Company”) amended Article I of the Company’s Bylaws, as currently in effect (the “Bylaws”), to reflect the address of the Company’s new executive offices. The Section 1.1 of Article I has been amended to read in its entirety as follows:

“Article I	Offices

Section 1.1	Principal Office. The principal office and place of business of Immunoclin Corporation, a Nevada corporation (the “Corporation), shall be located at 1420 N Street, Suite 102, Washington, DC 20005, USA.”

Item 8.01	Other Events.

Effective as of March 10, 2016, the Company has changed its corporate address to 1420 N Street, Suite 102, Washington, DC 20005, USA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

By:	/s/ Dr. Dorothy Bray
Dr. Dorothy Bray, President and CEO

Date: March 11, 2016